UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2018 (June 6, 2018)

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security

(a)    The annual meeting of stockholders of the Company was held on June 6, 2018.

(b)    At the annual meeting, the stockholders elected the Company’s ten nominees for director to serve for a one-year term beginning at the 2018 annual meeting and expiring at the 2019 annual meeting of stockholders. The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018, approved the Company’s executive compensation and voted in favor of providing an advisory vote on the Company’s executive compensation annually. The final voting results are set forth below.

(1)	Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
James J. Barrese	25,909,358	7,173	470,165	864,075
Naomi M. Bergman	25,615,171	301,227	470,298	864,075
Jeffrey D. Jones	25,511,450	404,943	470,303	864,075
Sachin S. Lawande	25,913,474	2,825	470,397	864,075
Joanne M. Maguire	25,898,181	18,227	470,288	864,075
Robert J. Manzo	25,402,706	513,759	470,231	864,075
Francis M. Scricco	25,913,191	3,098	470,407	864,075
David L. Treadwell	25,244,191	672,340	470,165	864,075
Harry J. Wilson	25,527,384	389,071	470,241	864,075
Rouzbeh Yassini-Fard	25,896,544	19,341	470,811	864,075

(2)	Ratification of the appointment of Ernst & Young LLP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
25,988,488	793,180	469,103	N/A

(3)	Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
24,286,311	1,626,268	474,117	864,075

(4)	Provide advisory vote on the frequency of votes on executive compensation:

Shares For 1 Year	Shares For 2 Years	Shares for 3 Years	Shares Abstain	Broker Non-Votes
24,970,818	3,278	935,755	476,845	864,075

Consistent with the voting results above, the Company intends to include the advisory vote on the Company’s executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on executive compensation is proposed and evaluated.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On June 6, 2018, the Board of Directors of the Company re-appointed Mr. Francis M. Scricco as the non-executive Chairman of the Board of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: June 8, 2018	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel